UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2006

INDYMAC MBS., INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of April 1, 2006, providing for the issuance of
Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2006-1)

IndyMac MBS., Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-132042-05	95-4685267
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 North Lake Avenue Pasadena, California		91101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (626) 535-5555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On April 27, 2006, a series of certificates, entitled Home Equity Mortgage Loan Asset-Backed Trust, Series INDS 2006-1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of April 1, 2006 (the “Agreement”), attached hereto as Exhibit 4.1, among IndyMac MBS., Inc. as depositor (the “Depositor”), IndyMac Bank F.S.B. (“IndyMac Bank”) as seller (the “Seller”) and as servicer (the “Servicer”) and Deutsche Bank National Trust Company as trustee (the “Trustee”). The Certificates consist of eleven classes of certificates (collectively, the “Certificates”), designated as the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class C Certificates, Class P Certificates and Class R Certificates. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional sub-prime, adjustable-rate and fixed-rate, first and second lien mortgage loans, secured by one- to four-family properties, having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $303,363,000 as of April 1, 2006. The Mortgage Loans were purchased pursuant to the Agreement. The Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates were sold by the Depositor to Goldman, Sachs & Co. as representative of the underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated April 25, 2006 (the “Underwriting Agreement”) among the Depositor, IndyMac Bank and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Offered Certificates	Initial Certificate Principal Balance(1)	Pass-Through Rate(2)

A-1	$ 177,011,000	Variable
A-2	$ 26,510,000	5.767% per annum
A-3	$ 39,979,000	5.834% per annum
A-4	$ 25,250,000	6.166% per annum
A-5	$ 29,861,000	6.022% per annum
B-1	$ 4,727,000	6.500% per annum
(1)	Approximate.
(2)	The pass-through rate on each class Certificates will be based on one-month LIBOR plus the applicable margin set forth in the Agreement, subject to the rate caps described in the Agreement.

The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 26, 2006 (the “Prospectus Supplement”), and the Prospectus, dated April 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-2 Certficates, the Class B-3 Certificates, the Class C Certificates, the Class P Certificates and the Class R Certificates have not and will not be publicly offered by the Depositor and are thereby exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. On the Closing Date the aforementioned Private Certificates, as well as the Class B-1 Public Certificates, were delivered by the Depositor to the Seller as part of the consideration for the mortgage loans. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01     Financial Statements and Exhibits

(a)      Not applicable

(b)    Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 25, 2006, by and among IndyMac MBS., Inc., IndyMac, F.S.B. as Seller and Goldman Sachs & Co., relating to the Series INDS 2006-1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among IndyMac MBS., Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series INDS 2006-1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2006

INDYMAC MBS., INC.

By:	/s/ Andy Sciandra
Name:	Andy Sciandra
Title:	Senior Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 25, 2006, by and among IndyMac MBS., Inc., IndyMac, F.S.B. as Seller and Goldman Sachs & Co., relating to the Series INDS 2006-1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of April 1, 2006, by and among IndyMac MBS., Inc., as Depositor, IndyMac Bank, F.S.B., as Seller and Servicer, and Deutsche Bank National Trust Company, as Trustee, relating to the Series INDS 2006-1 Certificates.